MENTOR FUNDS


                                   SUPPLEMENT
                      to Prospectus dated January 17, 1998
                           (as revised April 9, 1998)


     The first paragraph under the caption "How to Buy Shares - General" in the Prospectus is amended by adding the following sentence immediately after the fourth sentence in that paragraph:

     "In addition, a Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by shareholders investing through brokerage or similar accounts sponsored by financial institutions having agreements with Mentor Distributors or Mentor Services Company, Inc., where the shareholder pays account fees to its financial institution based on the asset value of the shareholder's account with the financial institution from time to time."

     Contact Mentor Services Company, at 1-800-382-0016 for additional information.



                                                                   July 15, 1998

MK 1185